Exhibit 10.12

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	L01D09D8D9XB016
Jenis Surat Cara *Type Of Instrument*	NOVATION AGREEMENT SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	01/02/2023
Balasan *Consideration*	RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD, (77188-P, 198101011061); WELLCODE INDUSTRIES SDN BHD, (816698-V)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*

MERCU TEKUN SDN BHD, (1159698-U, 201501034378)

Butiran Harta / Suratcara *Property / Instrument Description*

LOT S18B, SECOND FLOOR, 1 UTAMA SHOPPING CENTRE, NO.1, LEBUH BANDAR UTAMA, BANDAR UTAMA, , PETALING JAYA, 47800, SELANGOR

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	B0162A230677137
Tarikh Penyeteman *Date of Stamping*	16/02/2023
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 116.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 116.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37;Seksyen 37;Butiran 49(a)

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : ***16/02/2023 11:28:35***

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app

Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- tamat/end ---

DATED THIS	01 FEB 2023 DAY OF	2022

BETWEEN

BANDAR UTAMA NEIGBOURHOOD CENTRE SDN BHD

Registration No.: 198101011061 (77188-P)

(“Landlord”)

AND

WELLCODE INDUSTRIES SDN BHD

(Company No.: 816698-V)

(“The Assignor”)

AND

MERCU TEKUN SDN BHD

Registration No.: 201501034378 (1159698 - U)

(“The Assignee”)

NOVATION CUM ASSIGNMENT AGREEMENT -

NOVATION CUM ASSIGNMENT AGREEMENT

TIDS AGREEMENT is made the                                day of                    0 1 FEB 2023           2022

BETWEEN

BANDAR UTAMA NEIGHBOURHOOD CENTRE SDN BHD (Company No. 77188-P) a company incorporated in Malaysia under the Companies Act 1965 and having its registered address at No. I, Dataran Bandar Utama, Bandar Utama, PJU 6, 47800 Petaling Jaya, Selangor Darul Ehsan (hereinafter referred to as “the Landlord”) of the first part;

AND

WELLCODE INDUSTRIES SDN BHD (Company No.: 816698-V) a company incorporated in Malaysia under the Companies Act 1965 and having its registered address at No. 39-1, Jalan 9/62A, Bandar Menjalara, Kepong, 52200 Kuala Lwnpur (hereinafter referred to as “the Assignor”) of the second part;

AND

MERCU TEKUN SDN BHD Registration No.: 201501034378 (1159698 - U) a company incorporated in Malaysia under the Companies Act 2016 and having its registered address at A- 07 - 03A, Ekocheras, No. 693, Batu 5, Jalan Cheras, 56000 Kuala Lumpur (hereinafter referred to as ‘‘the Assignee”) of the third and the final part.

The Landlord, the Assignor and the Assignee are hereinafter collectively referred to as “the Parties” and individually as a “the Party”.

WHEREAS

A.	By the Tenancy Agreement dated 26 September 2019 (hereinafter referred to as “the Principal Agreement”) entered into between the Landlord of the one part and the Assignor of the second part, the Landlord has agreed to grant and the Assignor has agreed to take a tenancy of a premises known as Lot S18B, Second Floor situated at Centrepoint, No. 3 Lebuh Bandar Utama Bandar Utama, 47800 Petaling Jaya, Selangor Darul Ehsan (hereinafter referred to as “the Demised Premises”) for a principal term of three (3) years with an option to renew for a further one (1) term of three (3);

B.	The terms granted under the Principal Agreement commencing on 01 September 2019 is has expired on 31 August 2022.

C.	By the Renewal Agreement dated 13 September 2022 (hereinafter referred to as “the Renewal Agreement”), the Tenant has duly exercised the option to renew the Tenancy of the Demised Premises for the Second Term of three (3) years (hereinafter referred to as “the Second Term”) commencing on 01 September 2022;

D.	This present agreement is supplemental to the Principal Agreement dated 26.09.2019 and the Renewal Agreement dated 13 September 2022.

E.	The Assignor is desirous to assign all rights and interest in the Principal Agreement thereafter to the Assignee and the Assignee is desirous to accept the said assignment;

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F.	The Assignee is also desirous to be novated into the position of the Assignor in the Principal Agreement thereafter and the Assignor has agreed to the novation whereinafter the obligations, legal burdens and responsibilities under the Tenancy shall accordingly be novated to the Assignee; and

G.	The Landlord has agreed and consented to the Novation cwn Assignment subject to the terms and conditions stipulated in this Agreement hereof.

NOW IT IS HEREBY AGREED as follows:

In consideration of the Parties hereto agreeing and undertaking to observe and perform the mutual covenants hereunder provided and a sum of Ringgit Malaysia Ten Only (RM10) given to the Assignor by the Assignee (the receipt and sufficiency of which is hereby acknowledged by-the Assignor):-

1.	The Assignee, with the consent of the Landlord, shall be novated into the position of the Assignor in the Tenancy Agreement thereafter and all obligations, responsibilities, burdens, liability and warranties are hereby undertaken by the Assignee forthwith from the 01 November 2022 subject to the terms and conditions stipulated therein (hereinafter called ‘‘the Effective Date”).

2.	The Assignee hereby undertakes to perform the Tenancy Agreement and the Renewal Agreement thereafter and to be bound by the terms and conditions of the Tenancy Agreement and the Renewal Agreement thereafter, in every way as if the Assignee were a party to the Tenancy Agreement and the Renewal Agreement thereafter in lieu of the Assignor from the Effective Date.

3.	The Assignor hereby agrees with the consent of the Landlord, to absolutely assign all rights, benefit and interest in the Tenancy Agreement and the Renewal Agreement thereafter to the Assignee subject to the terms and conditions in this Agreement hereof and the terms and conditions stipulated in the Tenancy Agreement and the Renewal Agreement thereafter with effect from the Effective Date.

4.	The Landlord agrees to the substitution of the Assignee in place of the Assignor and that the Assignee may exercise and enjoy all the rights benefits and interest to the Demised Premises belonging to and now assumed from the Assignor under the Tenancy Agreement and the Renewal Agreement thereafter in substitution for the Assignor, and whether arising before, on or after the Effective Date as if the Assignee had been a party to the Tenancy Agreement and the Renewal Agreement thereafter.

5.	For the avoidance of doubt, the Assignor shall remain bound by and liable to the Landlord in respect of all and any accrued rights and obligations arising from or in connection with the Tenancy Agreement and the Renewal Agreement thereafter prior to the Effective Date. The Assignor shall indemnify the Assignee and keep the Assignee indemnified against claims, demands, damages, losses and costs which the Assignee may suffer or incur and arising out of the default or failure on the Assignor’s part to discharge or fulfill the obligations on the part of the Assignor.

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6.	The Security Deposit for the Demised Premises amounting to RM 4,194.00 paid by the Assignor in favour of the Landlord and now held by the Landlord (hereinafter called ‘‘the Security Deposit”) shall be transferred to and deemed paid by the Assignee. The Security Deposit shall remain valid throughout the subsistence of the Tenancy Agreement and the Renewal Agreement thereafter.

7.	The Restoration Deposit amounting to RM 2,000.00 paid by the Assignor in favour of the Landlord and now held by the Landlord (hereinafter called “the Restoration Deposit”) shall be transferred to and deemed paid by the Assignee. The Security Deposit shall remain valid throughout the subsistence of the Tenancy Agreement.

8.	This Agreement together with any other documents referred to herein shall constitute the entire understanding and whole agreement of the Parties relating to the subject matter hereof and no amendments, variations, revocations or supplements to any provisions of this Agreement or any such other documents shall be effective unless made in writing and executed by the Parties.

9.	The terms and conditions of this Agreement are binding upon all the Parties and shall inure to the benefit of the successors and assigns of the Parties.

10.	This Agreement and all rights and obligations of the Parties hereof shall be governed by and construed in accordance with the laws of Malaysia and the Parties hereby submit to the non-exclusive jurisdiction of the courts of Malaysia.

11.	All costs and expenses incurred in respect of or incidental to the preparation of this Agreement and stamp duty payable on this Agreement shall be borne by the Assignee.

12.	The Assignee shall simultaneously with the execution of this Agreement cause the Directors of the corporation, to execute and deliver a Letter of Guarantee with the terms and conditions as stipulated by the Landlord in the Letter of Guarantee and at the costs and expenses of the Assignee.

13.	The stamp duty, administration fee and any tax (in respect of the administration fee) in respect of the preparation execution and completion of this Renewal Agreement shall be borne by the Tenant.

14.	The Assignee shall pay an administration fee of RM300.00 for the preparation and completion of this Agreement.

THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF the Parties have executed this Agreement on the day and year first above written.

Signed by for and on behalf of the Landlord		)
BANDAR UTAMA NEIGHBOURHOOD
CENTRE SDN BHD
Reg. No.: 198101011061 (77188-P)
In the presence of:

TAN SRI DATO’ IR.TEO CHIANG KOK DIRECTOR
In the presence of:-)
Name:	Anna Wong	)
Designation :	General Manager	)
	Property Leasing	)

Signed by the Assignor
WELLCODE INDUSTRIES SDN BHD
(Co No.: 816698 - V))

In the presence of witness:		)
Name:	ONG YIK CHEN	)
NRIC:	930516-04-5156)

Signed by the Assignee		)
MERCU TEKUN SDN BHD		)
Registration No.: 201501034378 (1159698 - U))

Name:	NORHIZAM BIN HAMZAH	)
NRIC:	670618-14-5054)
Designation:	CHIEF EXECUTIVE OFFICER	)
Company Rubber Stamp:

In the presence of witness:		)
Name: NRIC:	NORAZEHAN BINTI MOHO RADZUAN 960114-10-5870	) )

THIS IS THE EXECUTION PAGE OF THE NOVATION CUM ASSIGNMENT AGREEMENT BETWEEN WELLCODE INDUSTRIES SON BHD/ MERCU TEKUN SON BHD / BANDAR UTAMA NEIGHBOURHOOD CENTRE SON BHD

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